Revenue	12 Months Ended
Jun. 30, 2018
Revenue [abstract]
Revenue
REVENUE

ACCOUNTING POLICY
The group has determined that gold is its primary product and other metals produced as part of the extraction process are considered to be by-products of gold. Revenue arising from metal sales is only recognised when the significant risks and rewards of ownership have been transferred, neither continuing managerial involvement nor effective control over the metals sold has been retained, the amount of revenue and costs incurred can be measured reliably and it is probable that the economic benefits associated with the sale will flow to the group. These conditions are satisfied when the gold has been delivered in terms of the contract and the sales price fixed, as evidenced by the certificate of sale issued by the refinery. The sales price for the majority of the group’s gold is based on the gold spot price according to the afternoon London Bullion Market fixing price for gold on the date the sale is concluded.
Revenues from by-product sales such as silver and uranium are credited to production costs as a by-product credit.
The effective portion of gains or losses on the derivatives designated as cash flow hedging items (forecast sales transactions) are recognised in revenue when the forecast sales transactions occur. See the accounting policy for derivatives and hedging activities in note 2.

	US dollar
Figures in million	2018	2017	2016

Gold sales	1 491	1 363	1 264
Hedging gain¹	93	53	—

Total revenue	1 584	1 416	1 264

[1] Relates to the realised effective portion of the Rand gold hedge. Refer to note 20 for further information.